UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION

13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 5, 2006

FIVE STAR QUALITY CARE, INC.

(Exact Name of Registrant as Specified in Its Charter)

            Maryland

(State or other jurisdiction

of incorporation)

Commission File No. 1-16817	04-3516029 (IRS Employer Identification No.)

400 Centre Street, Newton, Massachusetts (Address of Principal Executive Offices)	02458 (Zip Code)

Registrant’s telephone number, including area code: (617) 796-8387

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Rehabilitation Hospitals

On October 1, 2006, the term of our lease for two rehabilitation hospitals with Senior Housing Properties Trust, or Senior Housing, commenced and we began operating the two rehabilitation hospitals, as more fully described in a copy of our press release attached hereto as Exhibit 99.1 and incorporated herein by reference.

Lease of Senior Living Communities from Senior Housing

On September 1, 2006, we agreed to lease five senior living communities with 783 living units from Senior Housing, as more fully described in a copy of our press release attached hereto as Exhibit 99.2 and incorporated herein by reference. These communities are located in California, Illinois, Kentucky and Florida.

On October 1, 2006, we agreed to lease three senior living communities with 304 living units from Senior Housing, as more fully described in a copy of our press release attached hereto as Exhibit 99.3 and incorporated herein by reference. These communities are located in Georgia and Mississippi.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.
10.1

Third Amendment to Second Amended and Restated Lease Agreement, dated as of December 30, 2005, by and among Ellicott City Land I LLC, Ellicott City Land II LLC, HRES2 Properties Trust, SNH CHS Properties Trust, SPTIHS Properties Trust, SPT-Michigan Trust, SPTMNR Properties Trust, SNH/LTA Properties Trust and SNH/LTA Properties GA LLC, as Landlord, and Five Star Quality Care Trust, as Tenant.

10.2	Letter Agreement, dated as of March 13, 2006, by and between Senior Housing Properties Trust and Five Star Quality Care Trust.

10.3

Fifth Amendment to Second Amended and Restated Lease Agreement, dated as of September 1, 2006, by and among Ellicott City Land I LLC, Ellicott City Land II LLC, HRES2 Properties Trust, SNH CHS Properties Trust, SPTIHS Properties Trust, SPT-Michigan Trust, SPTMNR Properties Trust, SNH/LTA Properties Trust and SNH/LTA Properties GA LLC, as Landlord, and Five Star Quality Care Trust, as Tenant.

10.4.

Sixth Amendment to Second Amended and Restated Lease Agreement, dated as of October 1, 2006, by and among Ellicott City Land I LLC, Ellicott City Land II LLC, HRES2 Properties Trust, SNH CHS Properties Trust, SPTIHS Properties Trust, SPT-Michigan Trust, SPTMNR Properties Trust, SNH/LTA Properties Trust and SNH/LTA Properties GA LLC, as Landlord, and Five Star Quality Care Trust, as Tenant.

10.5

Confirmation of Guarantees and Confirmation and Amendment of Other Incidental Documents, dated as of September 1, 2006, by and among Five Star Quality Care, Inc., certain affiliates of Five Star Quality Care, Inc. and certain affiliates of Senior Housing Properties Trust.

10.6

Confirmation of Guarantees and Confirmation and Amendment of Other Incidental Documents, dated as of October 1, 2006, by and among Five Star Quality Care, Inc., certain affiliates of Five Star Quality Care, Inc. and certain affiliates of Senior Housing Properties Trust.

99.1	Press release of Five Star Quality Care, Inc., dated October 2, 2006.

99.2	Press release of Five Star Quality Care, Inc., dated September 1, 2006.

99.3	Press release of Five Star Quality Care, Inc., dated October 2, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIVE STAR QUALITY CARE, INC.

By: /s/ Bruce J. Mackey Jr.

Name: Bruce J. Mackey Jr.

Title: Treasurer and Chief Financial Officer

Date: October 5, 2006